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                                                                  Exhibit 10.15



                     FIRST NEW ENGLAND DENTAL CENTERS, INC.

                                 1996 STOCK PLAN

1.  Purpose
    -------

         The purpose of this plan (the "Plan") is to secure for First New England Dental Centers, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its affiliates who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future affiliates of the Company. Those provisions of the Plan that make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code") shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.  Type of Options and Grants; Administration
    ------------------------------------------

         (a) TYPES OF OPTIONS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options that are not intended to meet the requirements of
Section 422 of the Code.

         (b) PURCHASE RIGHTS. Pursuant to the Plan, eligible persons may be provided with opportunities to make direct purchases of the Company's common stock ("Purchase Rights"). Purchase Rights shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors).

         (c) AWARDS. Pursuant to the Plan, eligible persons may be provided with awards of the Company's common stock ("Awards"). Awards shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors).

         (d) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (i) grant options to purchase shares of the Company's common stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan, (ii) grant Purchase Rights and issue shares upon the exercise of such Purchase Rights, and (iii) make Awards and issue shares pursuant to such Awards. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement, purchase agreement or other



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agreement in the manner and to the extent it shall deem expedient to carry the
Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

         (e) APPLICABILITY OF RULE 16b-3. Those provisions of the Plan that make express reference to Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.  Eligibility
    -----------

         Options or Purchase Rights may be granted, and Awards may be made, to persons who are, at the time of grant or award, employees, officers or directors of, or consultants or advisors to, the Company; provided, that the class of employees to whom Incentive Stock Options may be granted shall be limited to employees of the Company eligible to receive Incentive Stock Options under the Code. A person who has been granted an option, Purchase Right or Award may, if he or she is otherwise eligible, be granted additional options, Purchase Rights or Awards if the Board of Directors shall so determine.

4.  Stock Subject to Plan
    ---------------------

         Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company that may be issued and sold under the Plan is 300,000 shares. If an option, Purchase Right or Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option, Purchase Right or Award shall again be available for subsequent grants under the Plan. If shares issued upon exercise of an option, Purchase Right or Award under the Plan are tendered to the Company in payment of the exercise price of an option, Purchase Right or Award granted under the Plan, such tendered shares shall again be available for subsequent grants under the Plan; provided, that in no event shall (i) the total number of shares issued pursuant to the exercise of Incentive Stock Options under the Plan, on a cumulative basis, exceed the maximum number of shares authorized for issuance under the Plan exclusive of shares made available for issuance pursuant to this sentence or (ii) the total number of shares issued pursuant to the exercise of options, Purchase Rights or Awards by Reporting Persons, on a cumulative basis, exceed the maximum number of shares authorized for issuance under the Plan exclusive of shares made available for issuance pursuant to this sentence.

5.  Forms of Agreements
    -------------------

         As a condition to the grant of an option, Purchase Right or Award under the Plan, each recipient of an option, Purchase Right or Award shall execute an option agreement, purchase



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agreement, stock restriction agreement or other agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such agreements may differ among recipients.

6.  Purchase Price
    --------------

         (a) GENERAL. The purchase price per share of stock deliverable upon the exercise of an option, Purchase Right or Award shall be determined by the Board of Directors; provided, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).

         (b) PAYMENT OF PURCHASE PRICE. Options, Purchase Rights or Awards granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, Purchase Rights or Awards, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the recipient having a fair market value equal in amount to the exercise price of the options, Purchase Rights or Awards being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the recipient payable on such terms as are specified by the Board of Directors) that the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration that may be delivered upon exercise of an option, Purchase Right or Award shall be determined by the Board of Directors.

7.  Exercise Period
    ---------------

         Each option, Purchase Right or Award and all rights thereunder shall expire on such date as shall be set forth in the applicable agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.

8.  Exercise of Options, Purchase Rights or Awards
    ----------------------------------------------

         Each option, Purchase Right or Award granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, Purchase Right or Award, subject to the provisions of the Plan.

9.  Nontransferability of Options
    -----------------------------

         Incentive Stock Options, and all options granted to Reporting Persons, shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, that non-statutory options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3).



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10.  Effect of Termination of Employment or Other Relationship
     ---------------------------------------------------------

         Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which a recipient may exercise an option, Purchase Right or Award following (i) the termination of the recipient's employment or other relationship with the Company or (ii) the death or disability of the recipient. Such periods shall be set forth in the agreement evidencing such option, Purchase Right or Award.

11.  Incentive Stock Options
     -----------------------

         Options granted under the Plan that are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

         (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

         (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                  (ii) the option exercise period shall not exceed five years from the date of grant.

         (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) that are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

         (d) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                  (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement); provided that the agreement with respect to such option may designate a longer exercise period and that the exercise after



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         such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                  (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                  (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12.  Additional Provisions
     ---------------------

         (a) ADDITIONAL PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in agreements covering options, Purchase Rights or Awards granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to recipients upon exercise of options, Purchase Rights or Awards, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

         (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option, Purchase Right or Award granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option, Purchase Right or Award granted under the Plan may be exercised; provided that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

13.  General Restrictions
     --------------------

         (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option, Purchase Right or Award is granted, as a condition of exercising such option, Purchase Right or Award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option, Purchase Right or Award for his or her own account for investment and not with any present intention of selling or otherwise



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distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

         (b) COMPLIANCE WITH SECURITIES LAWS. Each option, Purchase Right or Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option, Purchase Right or Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option, Purchase Right or Award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14.  Rights as a Shareholder
     -----------------------

         The holder of an option, Purchase Right or Award shall have no rights as a shareholder with respect to any shares covered by the option, Purchase Right or Award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.  Adjustment Provisions for Recapitalizations and Related Transactions
     --------------------------------------------------------------------

         (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options, Purchase Rights or Awards under the Plan, and (z) the price for each share subject to any then outstanding options, Purchase Rights or Awards under the Plan, without changing the aggregate purchase price as to which such options, Purchase Rights or Awards remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

         (b) BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.




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16.  Merger, Consolidation, Asset Sale, Liquidation, etc.
     ----------------------------------------------------

         (a) GENERAL. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company may in its discretion, take any one or more of the following actions, as to outstanding options, Purchase Rights or Awards: (i) provide that such options, Purchase Rights or Awards shall be assumed, or equivalent options, Purchase Rights or Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the recipient provide that all unexercised options, Purchase Rights or Awards will terminate immediately prior to the consummation of such transaction unless exercised by the recipient within a specified period following the date of such notice, (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the recipient equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options, Purchase Rights or Awards (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options, Purchase Rights or Awards in exchange for the termination of such options, Purchase Rights or Awards, and (iv) provide that all or any outstanding options, Purchase Rights or Awards shall become exercisable in full immediately prior to such event.

         (b) SUBSTITUTE OPTIONS, PURCHASE RIGHTS OR AWARDS. The Company may grant options, Purchase Rights or Awards under the Plan in substitution for options, Purchase Rights or Awards held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options, Purchase Rights or Awards be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17.  No Special Employment Rights
     ----------------------------

         Nothing contained in the Plan or in any options, Purchase Rights or Award shall confer upon any recipient any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the recipient.

18.  Other Employee Benefits
     -----------------------

         Except as to plans that by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an options, Purchase Rights or Award or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined,




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including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.  Amendment of the Plan
     ---------------------

         (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Option, or under Rule New York Stock Exchange listing requirements with respect to original issue shares to be issued to officers or directors, the Board of Directors may not effect such modification or amendment without such approval. Otherwise, approval of shareholders is not required for the Board of Directors to amend or modify the Plan.

         (b) The termination or any modification or amendment of the Plan shall not, without the consent of a recipient, affect his or her rights under an option, Purchase Right or Award previously granted to him or her. With the consent of the recipient affected, the Board of Directors may amend outstanding agreement governing an option, Purchase Right or Award in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock option, Purchase Right or Awards under Section 422 of the Code.

20.  Withholding
     -----------

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the recipient any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options, Purchase Rights or Awards under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the recipient may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option, Purchase Right or Award or (ii) by delivering to the Company shares of Common Stock already owned by the recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A recipient who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

21.  Cancellation and New Grant of Options, Purchase Rights or Awards, Etc.
     ----------------------------------------------------------------------



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         The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected recipients, (i) the cancellation of any or all outstanding options, Purchase Rights or Awards under the Plan and the grant in substitution therefor of new options, Purchase Rights or Awards under the Plan covering the same or different numbers of shares of Common Stock and having an exercise price per share that may be lower or higher than the exercise price per share of the cancelled options, Purchase Rights or Awards or (ii) the amendment of the terms of any and all outstanding options, Purchase Rights or Awards under the Plan to provide an exercise price per share that is higher or lower than the then-current exercise price per share of such outstanding options, Purchase Rights or Awards.

22.  Effective Date and Duration of the Plan
     ---------------------------------------

         (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular option. Subject to this limitation, options, Purchase Rights or Awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) TERMINATION. Unless sooner terminated in accordance with Section 16, the Plan shall terminate, with respect to Incentive Stocks, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption, Purchase Right or Award by the Board of Directors, or
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. Unless sooner terminated in accordance with Section 16, the Plan shall terminate with respect to options, Purchase Rights or Awards that are not Incentive Stock Options on the date specified in (ii) above. If the date of termination is determined under (i) above, then options, Purchase Rights or Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options, Purchase Rights or Awards.

23.  Provision for Foreign Participants
     ----------------------------------

         The Board of Directors may, without amending the Plan, modify options, Purchase Rights or Awards granted to participants who are foreign nationals or employed outside the United States to

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                                     - 10 -


recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

                                        Adopted by the Board of Directors on
                                        November 26, 1996